Exhibit 99.3

 July 1, 2025  atai Life Sciences and   Beckley Psytech Announce Positive Topline Data from   Phase 2b Study of BPL-003 for Treatment-Resistant Depression

 All references in this presentation to “we”, “us”, “our”, “atai”, or the “Company” refer to ATAI Life Sciences N.V. and its consolidated subsidiaries, unless the context otherwise requires. This presentation contains forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995. 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These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including without limitation the important factors described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange   Commission (“SEC”), as updated by our subsequent filings with the SEC, that may cause our actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. 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Neither we nor our advisors undertake any obligation to update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as may be required by law. You should read this presentation with the understanding that our actual future results, levels of activity, performance and events and circumstances may be materially different from what we expect.   Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate or of any individual competitor and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us. Industry publications, research, surveys and studies generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this presentation. The information herein relates to clinical studies by Beckley Psytech, which is an entity in which we hold a minority investment. We do not control Beckley Psytech and have not independently verified the information relating to Beckley Psytech contained herein.   Our product candidates are in preclinical or clinical stages of development and none of our product candidates have been approved by the FDA or any other regulatory agency.   When discussing patents in this presentation, “issued” is to be understood to mean one or more issued or granted claims in one or more country, and “pending” is understood to mean one or more claims pending in a patent application in one or more country. Patent protection is a highly fact-sensitive inquiry, varying from country-to-country, and provides for enforceable protection to the extent (a) covered by a given claim, and (b) issued in such country or countries. No generalized descriptions of patents made herein should be relied upon; rather, a detailed discussion of our intellectual property and related risk factors can be found in our most recently filed Annual Report on Form10-K, available on the SEC’s website at www.sec.gov.   Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.   2

 Additional Information and Where to Find It     This presentation is being made in respect of the proposed transaction between the Company and Beckley Psytech (the “Acquisition”). In connection with the proposed transaction, a registration statement on Form S-4 will be filed (the “Registration Statement”) which will include a proxy statement of the Company (the “Proxy Statement”), as well as other relevant documents regarding the Acquisition. This presentation is not a substitute for the Registration Statement, the Proxy Statement or any other document which the Company may file with the Securities and Exchange Commission (“SEC”). INVESTORS ARE URGED TO READ IN THEIR ENTIRETY THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.     A free copy of the Registration Statement, including the Proxy Statement, as well as other filings containing information about the Company, when such documents become available, may be obtained at the SEC’s website (http://www.sec.gov).     Participants in the Solicitation     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in respect of the proposed transactions contemplated by the Registration Statement, including the Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, including the Proxy Statement, when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in its Annual Report on Form 10-K for the year ended December 31, 2024 and its proxy statement on Schedule 14A, dated April 21, 2025, which are filed with the SEC.  3

 The BPL-003 Phase 2b study met its primary & secondary endpoints demonstrating rapid, robust, and durable antidepressant effects  4  atai Life Sciences and Beckley Psytech have successfully completed a first-of-its-kind study to evaluate the efficacy and safety of BPL-003 (mebufotenin benzoate) in patients with treatment-resistant depression (TRD) and will move forward with the planned atai Beckley strategic combination  BPL-003 was generally well-tolerated at all doses, with 99% of treatment-emergent adverse events being mild or moderate, no drug-related  serious adverse events or suicide-related safety signals  Phase 2b data supports selection of the 8mg dose and rapid progression into Phase 3 development  BPL-003 is delivered through a single-dose administration model fitting into the 2-hour in-clinic treatment paradigm successfully established by Spravato®   SPRAVATO is a registered trademark of Johnson & Johnson  BPL-003 8mg and 12mg doses demonstrated statistically significant and clinically meaningful reductions in MADRS scores compared to 0.3mg dose at all timepoints of the study

 Study Overview

Depression is a debilitating and life-changing condition affecting millions across the globe but with limited treatment options

URGENT NEED FOR INNOVATION

2nd **Leading cause of disability worldwide[1]**

Depressive disorders was the second highest cause of years lived with disability (YLDs) in 2021 at 56·3 million years, showing an increase of 36.5% since 2010

~27M **Annual prevalent cases of major depressive disorder (MDD) in the U.S.[2]**

Estimated that the U.S. economic burden of adults with MDD was $326.2 billion in 2020[3]

~31% **Of MDD cases are classified as TRD[4]**

Approximately 30% of patients with TRD attempt suicide at least once in their life time[5]

atai Beckley Psytech

1. Global Burden of Disease 2021: mental health messages, The Lancet Psychiatry, Volume 11, Issue 8, 573
2. GlobalData
3. Greenberg PE, Fournier AA, Sisitsky T, Simes M, Berman R, Koenigsberg SH, Kessler RC. The Economic Burden of Adults with Major Depressive Disorder in the United States (2010 and 2018). Pharmacoeconomics. 2021 Jun
4. Zhdanava M, Pilon D, Ghelerter I, Chow W, Joshi K, Lefebvre P, Sheehan JJ. The Prevalence and National Burden of Treatment-Resistant Depression and Major Depressive Disorder in the United States. J Clin Psychiatry. 2021
5. Bergfeld IO, Mantione M, Figee M, Schuurman PR, Lok A, Denys D. Treatment-resistant depression and suicidality. J Affect Disord. 2018

6

 First-of-its-kind study to evaluate the efficacy and safety of mebufotenin in patients with TRD  7  Largest ever controlled clinical study to investigate mebufotenin  First and only blinded Phase 2 study of mebufotenin to include the United States  Designed based on FDA feedback to facilitate progression into Phase 3 studies   BPL-003 PH2B STUDY OVERVIEW  193 patients enrolled across 38 sites in 6 countries

 Randomized, quadruple-masked, monotherapy Phase 2b clinical trial of BPL-003 in patients with moderate to severe TRD  Phase 2b Clinical Trial Design  Key Inclusion Criteria:   Patients with moderate to severe TRD  Hamilton Depression Scale (HAM-D) >= 19  Willing and able to discontinue current antidepressants2  Key Objectives:  PRIMARY ENDPOINT:  MADRS change from baseline at Week 4, 12mg vs. 0.3mg  OTHER SECONDARY ENDPOINTS:  MADRS change from baseline at Day 2, Week 1 & Week 8  MADRS change from baseline for 8mg vs 0.3mg at Week 4  Responder and remission rates  Patients entering the open-label extension are randomized to receive either a single 12mg dose or a biphasic 4mg and 8mg dose approximately 10 minutes apart.  Patients were washed out as applicable   Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale  8  TRIAL STATUS  Topline data from the Core Study available  Open-Label Extension still progressing, data anticipated in Q3’25  Randomization  (n=193)    Day 0  2  29  57   Wk-8  Washout  12 mg1  Core Study (8 weeks)  Primary   Analysis  29  57  Open-Label Extension (8 weeks)  1st  Dose  2nd  Dose  8  1  1  2  0.3 mg (n=74)  8 mg  (n=46)  12 mg  (n=73)

 Core Study designed based on FDA feedback and to specifically avoid potential unblinding and expectancy effects  Phase 2b Clinical Trial Design  9  TRIAL STATUS  Randomization  (n=193)   2  29  57   Wk-8  Washout  12 mg1  Core Study (8 weeks)  Primary   Analysis  29  57  Open Label Extension (8 weeks)  1st  Dose  2nd  Dose  8  1  1  2  0.3 mg (n=74)  8 mg  (n=46)  12 mg  (n=73)   Day 0  Efficacy assessed at multiple time points by centralized, blinded raters  8-week long blinded period to evaluate durability of effect  Tested 2 active doses vs. low-dose active control (0.3 mg) to reduce expectancy and select optimal Phase 3 dose  Participants were provided psychological support, but not active psychotherapy

 Topline Findings From Core Study

Demographics & baseline characteristics were well-balanced across groups

	BPL-003 0.3 mg (N=74)	BPL-003 8 mg (N=46)	BPL-003 12 mg (N=73)	Overall (N=193)
Patient Disposition				
Age, years, mean (SD)	41.0 (11.2)	40.6 (12.1)	41.2 (10.6)	41.0 (11.1)
Female, n (%)	44 (60%)	27 (59%)	43 (59%)	114 (59%)
Race, White, n (%)	67 (91%)	38 (83%)	66 (90%)	171 (89%)
Completed Core Study, n (%)	64 (87%)	41 (89%)	69 (95%)	174 (90%)
Baseline Disease Characteristics				
HAM-D Total Score, mean (SD)	23.8 (2.9)	23.1 (3.1)	23.7 (3.5)	23.6 (3.2)
MADRS Total Score, mean (SD)	31.7 (5.9)	31.1 (6.6)	32.5 (5.1)	31.8 (5.8)
Baseline Depressive Episode History				
Time since initial diagnosis, months, mean (SD)	159.7 (112.5)	163.6 (134.4)	171 (118.6)	164.9 (119.8)
No. of lifetime episodes, mean (SD)	5.0 (6.0)	4.5 (3.2)	4.3 (3.0)	4.6 (4.5)
Duration of current episode, months, mean (SD)	37.1 (29.0)	30.3 (27.6)	32.8 (40.3)	33.8 (33.4)
No. of failed antidepressant medications in current episode, mean (SD)	2.4 (0.7)	2.3 (0.6)	2.3 (0.7)	2.3 (0.6)
No. of participants on antidepressants prior to screening and washout, n (%)	46 (62%)	31 (67%)	49 (67%)	126 (65%)

Abbreviations: HAM-D = Hamilton Depression Rating Scale; MADRS = Montgomery–Åsberg Depression Rating Scale; SD = standard deviation atai Beckley Psytech

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 Single-dose of BPL-003 met primary endpoint of a statistically significant MADRS reduction at Week 4 vs. 0.3 mg, with effects sustained out to Week 8  CHANGE FROM BASELINE IN MADRS TOTAL SCORE - 12MG & 8MG VS. 0.3MG   -10  -5  0  Baseline  -8.8*  -8.9*  Day 2  -11.1*  Day 8  -5.8  -12.1*  -11.1*  Day 29  -10.8*  -10.2*  Day 57  -10.8*  Statistically significant MADRS difference observed at Day 29 following a single 8mg or 12mg dose vs. 0.3mg:  MADRS reduction was statistically significant as early as Day 2, with durable response through Week 8 (Day 57) for 8mg and 12mg dose vs. 0.3mg  8 mg dose demonstrated comparable MADRS reduction to 12mg, suggesting it may be sufficient to achieve maximal therapeutic benefit  0.3mg  8mg  12mg  LS Mean (±SEM) Change from Baseline in MADRS total score  * P<0.01 at all timepoints  Treatment Arm  MADRS change (Day 29)  P-value  From baseline   Compared to 0.3mg  8mg  -12.1  -6.3  0.0025  12mg  -11.1  -5.3  0.0038  Primary endpoint  Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale; SEM = Standard Error Means  12

 KEY:   BPL-003 produced rapid & lasting clinical response in >30% of patients, with 26% remaining in remission out to Week 8 after a single 8mg dose  RESPONDER & REMISSION RATES FOR SINGLE DOSE BPL-003   Subjects meeting response criteria (%)  Day 2  Day 8  Day 29  Day 57  28%  0.3mg  8mg  12mg  Day 2  Day 8  Day 29  Day 57  8%  8%  18%  8%  19%  Subjects meeting remission criteria (%)  Responder rates:≥50% improvement in MADRS score  Remission rates:MADRS score of ≤10   (N=74)  (N=46)  (N=73)  13

BPL-003 was generally well-tolerated, adverse events were transient, with no drug related serious adverse events recorded during the Core Study

BPL-003 | TREATMENT EMERGENT ADVERSE EVENTS (TEAEs)

	0.3 mg (N=74)	8 mg (N=46)	12 mg (N=73)	Overall (N=193)
TEAEs		**N participants (%)**		
Any TEAE	54 (73%)	35 (76%)	62 (85%)	151 (78%)
Any Drug Related TEAE	25 (34%)	32 (70%)	60 (82%)	117 (61%)
Any Drug Related Serious TEAE	0 (0%)	0 (0%)	0 (0%)	0 (0%)
Most Reported Drug Related TEAEs (≥10% of subjects)				
Administration site pain/discomfort	7 (10%)	13 (28%)	28 (38%)	48 (25%)
Nausea	1 (1%)	13 (28%)	27 (37%)	41 (21%)
Headache	7 (10%)	9 (20%)	20 (27%)	36 (19%)
Blood pressure increased[1]	1 (1%)	6 (13%)	15 (21%)	22 (11%)
Anxiety	2 (3%)	2 (4%)	10 (14%)	14 (7%)
Vomiting	0 (0%)	6 (13%)	9 (12%)	15 (8%)

- >99% of TEAEs were mild or moderate with no drug related Serious Adverse Events (SAEs)
- Dose related increases in TEAEs suggest the 8mg dose was better tolerated than the 12mg dose
- Majority of TEAEs occurred on the day of dosing
- Blood pressure and heart rate increases were transient with mean levels returning to baseline within ~1 hour
- Majority of patients were deemed ready for discharge at the 90-minute post-dose assessment

1. Includes the preferred terms: Blood pressure increased, Blood pressure diastolic increased, and Blood pressure systolic increased atai Beckley Psytech

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 No suicide-related safety signal  SUICIDALITY TEAEs  Low rates of treatment emergent suicidal ideation  Suicidal ideation was not dose dependent, highest rate at 0.3 mg potentially reflective of background disease state  No drug related events of suicidal intent or behaviours in active treatment arms  0.3 mg(N=74)  8 mg(N=46)  12 mg(N=73)  Overall(N=193)  Drug related suicidality TEAEs  N participants (%)  Suicidal Ideation  3 (4%)  1 (2%)  2 (3%)  6 (3%)  Suicidal Intent  0 (0%)  0 (0%)  0 (0%)  0 (0%)  Suicidal Behaviour  0 (0%)  0 (0%)  0 (0%)  0 (0%)  15

 High completion rate of Core Study, rollover rate into the open-label extension (OLE) study suggest strong levels of patient acceptability  16  90%  of participants in Core Study completed the study  85%  of eligible participants in Core Study rolled over onto OLE study screening  Note: Eligibility for the OLE study required completion of the Core Study and regulatory & ethical approval of the OLE protocol at the participant's site. 134 out of 174 total completers were at sites with OLE protocol approval. 114 out 134 eligible completers entered OLE screening and 107 received a BPL-003 dose

 Key achievements and upcoming catalysts for BPL-003   What BPL-003 has demonstrated so far:  Rapid, robust, and durable therapeutic benefit for at least 2 months  Favorable safety & tolerability profile  POC data in adjunctive patients show similar tolerability and efficacy results  2-hour in-clinic treatment time, fitting into Spravato® treatment paradigm  Phase 3 ready asset with 8mg dose  Abbreviations: OLE = Open Label Extension; CMC = Chemistry, Manufacturing & Controls; POC = Proof-of-Concept  Anticipated key catalysts in Q3’2025:  Topline data from 8-week Phase 2b OLE study investigating safety, efficacy and durability after a 2nd dose   Topline data from Phase 2a open-label cohort investigating a 2-dose induction model (n=12)   FDA End of Phase 2 meeting request   17

 BPL-003 Opportunity & Competitor Landscape

 Spravato® (esketamine) achieved blockbuster status with 2-hour interventional psychiatry treatment paradigm  19  2-hour dosing protocol with established infrastructure   Patients monitored for at least 2 hours at each treatment session  Delivered intranasally under the supervision of a healthcare provider   >5,000 certified clinics1  ~40-50K US patients treated in 20242  Potential for many administrations per year  Weeks 1 to 4: twice per week  Weeks 5 to 8: once weekly  Week 9 and after: every two weeks or once weekly  https://www.spravato.com/spravato-available-treatment-centers/  Based on global annual sales and gross to net pricing assumptions  Johnson&Johnson Q4 and Full-Year 2024 Results: https://www.investor.jnj.com/news/news-details/2025/Johnson--Johnson-Reports-Q4-and-Full-Year-2024-Results/default.aspx  Spravato® – Reported Global Annual Sales3(2021-24)  $26M  2021  $46M  22  23  24  $224M  $374M  $689M  $1,077M  Rest of World  US  SPRAVATO® interventional psychiatry treatment paradigm  JNJ now highlights SPRAVATO® as a “key franchise” guiding $3 billion to $3.5 billion in annual sales by 2028  Spravato® sales grew 41.9% YoY for Q1 2025 vs. Q1 2024

BPL-003 is uniquely designed to leverage Spravato® 2-hour in-clinic treatment paradigm

ANTICIPATED TIME TO DISCHARGE FROM CLINIC POST-DOSE[1]
(in hours) *Illustrative*



12
8
4
0
~2
~2
~2
~1 to 3*
~6
~8
~8 to 12
Average workday (8 hours)
SPRAVATO®
BPL-003
VLS-01
Multi-dose 5-MeO-DMT
Psilocybin + analogs
MDMA
LSD

KEY TAKEAWAYS SUPPORTING COMMERCIAL POTENTIAL

- **Predictable 2-hour treatment:** the potential to fit into the 2-hour in-clinic treatment paradigm established by Spravato®
- **Potential extended durability:** 1-2 doses of a psychedelic therapy provides a sustained effect, simplifying the dosing schedule compared to Spravato® (once weekly or biweekly)
- **Scalability limits of other psychedelics:** longer duration psychedelics like psilocybin, or multi-dose models, require extended clinic time and therapist involvement,
- **Potential to significantly improve use of infrastructure**: lower dosing frequency compared to Spravato®, and avoiding full day occupancy requirements of other psychedelics, could lower provider burden and improve payer receptivity

1. Subject to further validation through future clinical studies and real-world evidence
2. www.spravatohcp.com/#find-a-center
* If multi-dose required

20

Single-dose of BPL-003 demonstrated comparable MADRS response to published results from a twice-weekly Spravato® monotherapy dosing regimen

CHANGE IN MADRS FOLLOWING SINGLE DOSE OF BPL-003 VS TWICE WEEKLY DOSING SPRAVATO® MONOTHERAPY[1]



BPL-003 8mg Ph2b (n=46)
BPL-003 0.3mg Ph2b (n=74)
Spravato 84mg monotherapy (n=95)
Spravato monotherapy placebo (n=197)
Mean Change from Baseline in MADRS Total Score
0
-5
-10
-15
Day 1
Week 1
Month 1
Month 2
Spravato® twice weekly dosing sessions

RESPONDER & REMISSION RATES FOLLOWING SINGLE DOSE OF BPL-003 VS TWICE WEEKLY DOSING SPRAVATO® MONOTHERAPY[1]

Responder rates (≥50% improvement in MADRS score)



40
30
20
10
0
22%
29%
33%
24%
35%
29%
Day 2
Day 8
Day 28/29

Remission rates (MADRS score of ≤10)



40
30
20
10
0
15%
15%
26%
10%
26%
21%
Day 2
Day 8
Day 28/29
KEY:
8mg BPL-003
84mg Esketmaine

atai Beckley Psytech

1. Janik et al, 2024, Efficacy and Safety of Esketamine Nasal Spray as Monotherapy in Adults with Treatment-Resistant Depression: A Randomized, Double-Blind, Placebo-Controlled Study. No head-to-head trial has been conducted. Data from studies of these clinical candidates may not be directly comparable due to differences in molecule composition, trial protocols, dosing regimens, and patient populations and characteristics.
Abbreviations: MADRS = Montgomery–Åsberg Depression Rating Scale

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BPL-003 offers potential advantages over Spravato® with longer duration of effect and reduced patient burden driven by fewer required dosing sessions

	Established Medical Device	Delivered in Interventional Psychiatry Setting	Pre-Dose Education & Counselling	2-Hour Treatment Time to Discharge	1 or 2 Dose Induction Regimen*	2 Months of Blinded Durability Data from a Single-Dose
BPL-003 *(mebufotenin benzoate) Intranasal dry powder*		✓	✓	✓	✓	✓
Spravato® (esketamine) CIII 28 mg nasal spray		✓	✓	✓	✗ *Induction of biweekly dosing for 4 weeks*	✗ *Dosed every 1-2 weeks*

atai

**For illustrative purposes only.. No head-to-head studies have been conducted evaluating BPL-003 to esketamine. SPRAVATO is administered twice a week during weeks 1-4 in the induction phase, followed by maintenance treatment once weekly during weeks 5-8*

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 Next Steps

 24  Stronger together, atai life sciences and Beckley Psytech unlock value for patients and shareholders   Experienced management team  Fully owned pipeline with first-in-class potential  Multiple near-term milestones     Commercially scalable psychedelic therapies  Strong IP   portfolio   Long-term financial synergies  Focused pipeline of rapid-acting, accessible psychedelic therapies for mental health atai-Beckley Business Combination Highlights

Consideration

- All-stock deal
- Non-atai Beckley Psytech shareholders will receive ~105.0M newly issued shares of atai common stock (~31% of pro forma entity)

Management & Board

- Combined Company will be led by atai's CEO Srinivas Rao and the executive team will be a combination of atai and Beckley management
- The Combined Company board will include two nominations from Beckley Psytech shareholders

BPL-003 Data

- atai's Board recommendation is subject to the following BPL-003 Phase 2b success criteria:
  - Statistical significance achieved on the primary endpoint (MADRS) of the Phase 2b study of BPL-003 with a $p<0.05$
  - Less than 3 individual cases of drug related serious adverse events observed in the 8mg arm during the Phase 2b study
  - Less than a total of 6% drug related serious adverse events observed in the 12mg arm during the Phase 2b study

Transaction Closing and Conditions

- Closing expected 2H 2025, subject to atai shareholder approval
- Beckley Psytech shareholders have approved the transaction and ~25% of atai's common stock have entered into voting agreements in support of the transaction
- Non-atai Beckley Psytech shareholders and Apeiron have entered into lock-up agreements, restricting the sale or transfer of their shares in the combined company following the public announcement of the results of the Phase 2b study of BPL-003[1]

1. Lock-up holders may not sell or transfer shares before the later of (a) 60 days following the public announcement of the Phase 2b study or (b) transaction closing (the "Lock-Up Period"). Upon the expiry of the Lock-Up Period lock-up holders shall cease to be restricted at a rate of 1/12th of each lock-up holders' securities per month. Refer to the stock purchase agreement for additional details.

atai Beckley Psytech
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Combined vision is being delivered through a pipeline of fully-owned psychedelic development programs for mental health indications  Abbreviations: DMT = Dimethyltryptamine; R-MDMA = R enantiomer of 3,4-Methylenedioxymethamphetamine  ELE-101 Psilocin  Programs  Primary Indication  Preclin  Phase 1  Phase 2  Phase 3  Treatment Resistant Depression (TRD)  Social Anxiety Disorder (SAD)  TRD  VLS-01 DMT  EMP-01 R-MDMA  BPL-003 Mebufotenin (5-MeO-DMT) benzoate   Post-combination Fully-Owned Programs  Undisclosed  Novel 5-HT2A Receptor Agonists(inc. non-hallucinogenic neuroplastogens)  26

 The BPL-003 Phase 2b study met its primary & secondary endpoints demonstrating rapid, robust, and durable antidepressant effects  27  BPL-003 was generally well-tolerated at all doses, with 99% of treatment-emergent adverse events being mild or moderate, no drug-related  serious adverse events or suicide-related safety signals  Phase 2b data supports selection of the 8mg dose and rapid progression into Phase 3 development  BPL-003 is delivered through a single-dose administration model fitting into the 2-hour in-clinic treatment paradigm successfully established by Spravato®   SPRAVATO is a registered trademark of Johnson & Johnson  BPL-003 8mg and 12mg doses demonstrated statistically significant and clinically meaningful reductions in MADRS scores compared to 0.3mg dose at all timepoints of the study  Strong IP portfolio with issued US patents out to 2043

 Q&A